Acquisitions (Tables)	6 Months Ended
Jun. 30, 2014
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed

The purchase price allocation and resulting impact on the corresponding condensed consolidated balance sheet relating to the Marcellus JV Buy-In is as follows:

(in thousands)
Financial assets	$34,242
Proved natural gas properties, net	288,000
Unproved natural gas properties	55,000
Goodwill	338,036
Financial liabilities	(49,313)
Long-term debt	(75,400)
Deferred tax liability	(17,933)

Total identifiable net assets	$572,632

Cash paid for acquisitions	$100,000
Fair value of equity issued	222,000
Fair value of pre-existing equity investment	250,632

Total consideration	$572,632

Schedule of Business Acquisitions, by Acquisition

Subsequent to the completion of the Marcellus JV Buy-In and excluding the related gain of $203.6 million recorded at January 29, 2014, the 100%-owned Marcellus joint venture contributed the following to the Company’s consolidated operating results for the three and six months ended June 30, 2014:

(in thousands)	Three Months Ended June 30, 2014	Six Months Ended June 30, 2014
Revenue	$37,666	$72,600
Net income	$15,945	$45,412

Business Acquisition, Pro Forma Information

The following unaudited pro forma combined financial information presents the Company’s results as though the Marcellus JV Buy-In had been completed at January 1, 2014 and January 1, 2013, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except per share data)	2014	2013	2014	2013
Pro forma net revenues	$91,940	$50,545	$194,353	$80,717
Pro forma net income (loss)	$(7,917)	$35,476	$(76,934)	$27,714
Pro forma earnings (loss) per share (basic)	$(0.06)	$0.43	$(0.60)	$0.38
Pro forma earnings (loss) per share (diluted)	$(0.06)	$0.43	$(0.60)	$0.38